                       AMENDMENT NO. 2 TO APPENDIX NO. 1
                                     TO THE
           CONFIGURABLE POSTSCRIPT INTERPRETER OEM LICENSE AGREEMENT
                                    BETWEEN
                       AMIABLE TECHNOLOGIES INCORPORATED
                                      AND
                           ADOBE SYSTEMS INCORPORATED

                         Effective Date: March 15, 1998

      THIS AMENDMENT NO. 2 to Appendix No. 1, effective as of February 7, 1997 (the "Appendix"), to the Configurable PostScript Interpreter OEM license Agreement effective as of February 7, 1997 (the "Agreement"), is between ADOBE SYSTEMS INCORPORATED, a Delaware corporation having its place of business at 345 Park Avenue, San Jose, CA 95110-2704 ("Adobe") and AMIABLE TECHNOLOGIES INCORPORATED, a Pennsylvania corporation having a place of business at International Plaza Two, Suite 625, Philadelphia, PA 19113-1518 ("OEM").

      WHEREAS, the parties wish to amend the pricing for Coded Font Programs for Japanese Typefaces distributed pursuant to Appendix No. 1;

      NOW, THEREFORE, in consideration of the mutual covenants contained herein, Appendix No. 1 is amended as follows:

I. Section I(5)c is hereby deleted in its entirety and replaced by the following:

      "c. Licensed Use Royalties for Coded Font Programs for Japanese Typefaces. For the Coded Font Programs for Japanese Typefaces described in Section K(2)b ("Coded Font Programs for Japanese Typefaces") which are distributed or used internally by OEM or its Subsidiaries and bundled as part of a Licensed System (subject to the font minimums described in Section I(3)b above), OEM shall pay Adobe a per Typeface royalty for each Licensed Use of the Coded Font Programs for Japanese Typefaces as specified below.

(i) Licensed Systems with Designated Output Devices which have a Maximum Resolution of 1200 dpi. For Licensed Systems supporting a Designated Output Device with a maximum resolution less than or equal to 1200 dpi, the per Typeface royalty for internal use or distribution of the Coded Font Programs for Japanese Typefaces shall be calculated using the following table:

------------------------------------------------------------------
Japanese List Price for Each Fully        Royalty per
Configured Licensed System (Yen)          Font in US $
             1,000,000                    [Information redacted]##
        850,000 - 999,999                 [Information redacted]##
        750,000 - 849,999                 [Information redacted]##
        650,000 - 749,999                 [Information redacted]##
        550,000 - 649,999                 [Information redacted]##
        450,000 - 549,999                 [Information redacted]##
        350,000 - 449,999                 [Information redacted]##
        250,000 - 349,999                 [Information redacted]##
        150,000 - 249,999                 [Information redacted]##
              <150,000                    [Information redacted]##
-------------------------------------------------------------------

-------------------
## The information contained in this portion of the agreement has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

06/29/98jap  Am. No. 2 to App. No. 1 to Amiable Technologies CPSI OEM License
             Agreement

      (ii) Licensed Systems with Designated Output Devices that are Capable of> 1200 dpi. For Licensed Systems with a Designated Output Device capable of greater than 1200 dpi, the per Typeface royalty for internal use or distribution of the Coded Font Programs for Japanese Typefaces shall be calculated using the following table:

--------------------------------------------------------------------------------------------
Number of     40 Units                   41-50 Units                >50 Units
Bundled       per Quarter                per Quarter                per Quarter
 Fonts        (Royalty per               (Royalty per               (Royalty per
              Font in US $)              Font in US $)              Font in US $)
   *2         [Information redacted]##   [Information redacted]##   [Information redacted]##
 5 or 6       [Information redacted]##   [Information redacted]##   [Information redacted]##
 7 - 11       [Information redacted]##   [Information redacted]##   [Information redacted]##
   >12        [Information redacted]##   [Information redacted]##   [Information redacted]##
--------------------------------------------------------------------------------------------

II. All other terms and conditions of the Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment No. 2 to Appendix No. 1 to the Agreement by their respective duly authorized officers to be effective as of the Effective Date specified above.

ADOBE                               OEM

ADOBE SYSTEMS INCORPORATED          AMIABLE TECHNOLOGIES
                               INCORPORATED


By:                                 By: /s/Fred Schlaffel
   --------------------------          -----------------------------------------

Print Name:                         Print Name: FRED SCHLAFFEL
           ------------------                   --------------------------------

Title:                              Title: Vice President
        ---------------------              -------------------------------------

Date:                               Date: 9/14/98
        ---------------------             --------------------------------------


-------------------
## The information contained in this portion of the agreement has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.


06/29/98jap  Am. No. 2 to App. No. 1 to Amiable Technologies CPSI OEM License
             Agreement